Exhibit 23

                     CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement of Intelligent Controls, Inc. on Form S-8 of our report dated February 17, 2000, on our audits of the financial statements of Intelligent Controls, Inc. as of December 31, 1999 and December 26, 1998, and for the years then ended, which report is included in this Annual Report on Form 10-KSB.


/s  PricewaterhouseCoopers  LLP
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Portland, Maine
March 30, 2000